UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2005

                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   000 - 23339            13-3720542
   (State or other jurisdiction         (Commission          (IRS Employer
          of incorporation)             File Number)      Identification No.)

         2533 North Carson Street, Suite 5107
                 Carson City, Nevada                              89706
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to
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      CFR 230.425)

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Item 8.01   OTHER EVENTS

      On January 3, 2005 as previously reported, we received a Wells Notice from the staff of the U.S. Securities and Exchange Commission ("SEC"). The Wells Notice notified us that the SEC staff intended to recommend that the SEC bring a civil action against us and our officers and directors for alleged violations of SEC laws. The SEC's concerns principally regard certain prior public statements made by us regarding the marketability of our products. We understand the SEC's concerns about our prior public statements to principally relate to our disclosures concerning the marketability of our armoring products in light of various domestic and foreign government approvals that may have been necessary to provide greater access to certain regulated or military markets. We believe that the SEC is concerned that we were too optimistic in our public statements with regard to obtaining those approvals, and did not sufficiently disclose the various impediments (or potential impediments) to obtaining those approvals and the related access to those customers.

      We have been in on-going dialog with the SEC, and have prepared and submitted initial and supplemental submissions in response to the Wells Notice. The SEC has also issued subpoenas to us seeking information and testimony regarding the technology incorporated into our products in order to verify that our public statements regarding those products are accurate.

      Currently, we believe that these are the significant topics of concern to the SEC. However, there is no guarantee that these are the only significant topics of concern, or that the SEC will not identify other significant topics of concern as it reviews the information we provide. We continue to provide the SEC with information as requested, and we continue to seek a negotiated resolution relating to this matter. We cannot predict the outcome of this matter, or when a negotiated resolution, if any, may be reached and the likely terms of such a resolution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2005

                                      US Global Nanospace, Inc.

                                      By: /s/ Carl Gruenler
                                          --------------------------------------
                                          Carl Gruenler, Chief Executive Officer